UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 2, 2008
Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number:  0-19417

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Event.
On December 2, 2008, following a hearing, the Massachusetts Superior Court entered an order approving the proposed settlement entered into on September 5, 2008 by Progress Software Corporation (“Progress”), resolving all pending shareholder derivative lawsuits relating to Progress’ historical stock option-granting practices. No further court or other approvals of the settlement are required. The terms of the settlement, including a copy of the settlement agreement, were previously disclosed by Progress in its Current Report on Form 8-K filed on September 29, 2008.
Item 9.01 Financial Statement and Exhibits.
N/A

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2008	Progress Software Corporation

	By:	/s/ Norman R. Robertson
Norman R. Robertson
Senior Vice President, Finance and
Administration and Chief Financial
Officer